SECURITIES AND EXCHANGE COMMISSION

                          Washington, D.C. 20549


                                 FORM 8-K

                              CURRENT REPORT

       Pursuant to Section 13 or 15(d) of the Securities Act of 1934

Date of Report (Date of earliest event reported):  May 1, 1997

                             PERCEPTRON, INC.

          (Exact name of registrant as specified in its charter)


   Michigan             0-20206                   38-2381442
(State or Other   (Commission File Number)      (IRS Employer
 Jurisdiction                                Identification No.)
of Incorporation)

48727 Halyard Drive, Plymouth, MI                    48170
(Address of principal executive offices)          (Zip Code)


Registrant's telephone number, including area code:  (313) 414-6100




       (Former name or former address, if changed since last report)

Item 5.  Other Events

        On May 1, 1997, Perceptron announced the acquisition of Trident Systems, Inc. and Nanoose Systems, Inc. and its first quarter results. Attached hereto and incorporated by reference is the press release relating to such announcement.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

        1.      Press Release dated May 1, 1997


                                SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            PERCEPTRON, INC.


Date:  May 6, 1997                   By: /S/ Alfred A. Pease
                                         Alfred A. Pease
                                         President and Chief
                                         Executive Officer